FTI Consulting Investor Presentation August 2013 Exhibit 99.1

Cautionary Note About
Forward-Looking Statements
This presentation includes "forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this presentation, words such as “estimates,”
“expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K, our Current Report on Form 8-K dated May 21, 2013 and in the Company's other filings with the Securities and Exchange Commission, including the risks set forth under “Risks Related to Our
Operating Segments” and “Risks Related to Our Operations”. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.

Investment Thesis
Scalable business model
Flexible and attractive business model with the opportunity to leverage cross-segment engagements
Well positioned to benefit from key trends
Global regulatory activism, overhaul of financial and credit regulatory markets and the overall complexity of doing business globally
Strong competitive position to capture market share in global investigations
Mortgage backed securities, FCPA investigations, whistleblower investigations and trading probes
Executable growth strategy
Adding scale to established global infrastructure should yield higher incremental margins
Balanced approach to enhanced stockholder value
Capital deployment focused on value-enhancing initiatives
$250 million stock buyback program approved in June 2012 - repurchased approximately $78.8 million of stock since June 2012
Healthy balance sheet, strong cash flows and access to capital
FTI Consulting is
a global
business
advisory firm
dedicated to
helping
organizations
protect and
enhance their
enterprise value
in an
increasingly
complex legal,
regulatory and
economic
environment

Global Business with Diverse Event-Driven Offerings
FTI Consulting
has built a
balanced
portfolio of
global
businesses that
offer event-
driven services
and solutions
Technology
Strategic Communications
Forensic & Litigation Consulting
Economic Consulting
Corporate Finance/Restructuring
North America
Rest of World
Second Quarter 2013 Segment Revenues
Second Quarter 2013 Geographic Revenues
Corporate Finance/Restructuring
Economic Consulting
Forensic & Litigation Consulting
Technology
Strategic Communications
4
Restructuring/Turnaround Services
Transaction Advisory Services
Interim Management
Investment Banking
Bankruptcy  Support Services
Private Equity
Performance Improvement
Valuation & Financial Advisory Services
Antitrust & Competition Economics
Securities Litigation & Risk Management
Intellectual Property
International Arbitration
Labor & Employment
Public Policy
Regulated Industries
Business Valuation
Forensic Accounting & Advisory Services
Global Risk & Investigations
Compliance, Monitoring & Receivership
Intellectual Property
Dispute  Advisory  Services
Trial Services
Financial & Enterprise Data Analytics
Health Solutions
Ringtail® E-discovery Software
E-discovery Management
Managed Review
Predictive Discovery
Collections & Computer Forensics
Information Governance
Financial Communications
Corporate Communications
Strategy  Consulting & Research
Crisis Communications
Public Affairs
Creative Engagement

Second Quarter 2013 Revenues
(in millions)
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$305.9
$66.0
$30.7
$12.0
North America
EMEA
Asia Pacific
Latin America

Second Quarter 2013
Y/Y Revenue Growth
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
2%
16%
28%
-14%
North America
EMEA
Asia Pacific
Latin America

FTI CONSULTING

The Globalization of FTI Consulting
North America
Strong demand for health solutions, energy, telecommunications, media and technology, financial services and insurance industry services
Opportunity to enhance client relationships through cross-segment engagements
Europe, Middle East and Africa (EMEA)
Depressed valuations present M&A opportunities
Continue to invest based on pockets of demand – global risk and investigations practice (GRIP), restructuring, anticorruption, compliance, valuation and remediation
Asia Pacific and Latin America
Continue to build-out geographic presence and capabilities
FTI Consulting
will continue to
add scale and
expertise to the
Company’s
global platform
The increasingly
aggressive
regulatory and
enforcement
environment
should bode
very well for
large consulting
firms with global
reach and
reputations like
FTI Consulting

The FTI Consulting Matrix
FTI Consulting’s
matrix
organizational
structure
appropriately
emphasizes the
segment,
geographic and
industry drivers
of our
businesses,
allowing for
improved
understanding
and response to
our client’s
needs and
increased
leverage of
resources,
knowledge and
solutions in our
rapidly growing
markets
Grow & Develop
Segment: Continue to build-out
diverse platform of practices and
solutions
Geography: Replicate segment and
practice offerings across existing
global platform
Industry: Develop integrated
industry-focused solutions
Industry
Segment
Geography

Three strategies that drive our
business:

Source & Acquire
Attract & Retain
Service & Support
Grow & Develop
Measure & Assess
Reward & Engage
Employees

FTI CONSULTING

Our People
FTI Consulting’s most valuable asset is its people
Over 4,000 employees in 101 offices across 24 countries
426 Senior Managing Directors, 470 Managing Directors and access to three Nobel Laureates
FTI Consulting is a global company with global leaders and
advisors
The FTI Consulting matrix establishes global leadership
Board of Directors offer global insights, extensive experience and tenured leadership
Our collective expertise spans a wide range of geographies and industries and fuels our ability to address even the most
complex challenges
We hire the best talent and continue to invest in their ongoing development
FTI Consulting employees are supported throughout their career development through our educational and thought leadership initiatives:
New Hire Orientation, New Managing Director School, FTI Consulting
University and Executive Leadership Forums
FTI Consulting’s
unique
integrated
approach to
protecting and
enhancing
enterprise value
requires
exceptional
talent

Corporate Finance/Restructuring is a renowned leader in restructuring and crisis management
Economic Consulting is the global leader in antitrust reputation and expertise
Forensic & Litigation Consulting is the global leader in commercial arbitration and has a market-leading global risk and investigations practice
Technology is a leading provider of e-discovery software and services
Strategic Communications is a global leader in strategic business communications
Market-Leading Business Segments
8
FTI Consulting is
an advisor to 92
of the world’s top
100 law firms, 51
of the
world’s 100
largest
companies and 7
of the world’s top
10 bank holding
companies
#1 crisis management firm in The Deal league tables of crisis management firms for six consecutive years (2007-2012)
Honored by the Global M&A Network with six Turnaround Atlas Awards for excellence and outstanding achievements in the global restructuring, special situation merger and acquisition (M&A) and turnaround markets in July 2013
Named Leading Antitrust Economics Firm and 1 of the 20 Best Economics Firms in the World by Global Competition Review
for eight
consecutive years (2005-2012)
#1 on Who’s Who Legal List of most highly regarded firms for Commercial Arbitration for four consecutive years (2010-2013)
#1 on Who’s Who Legal List of most highly regarded firms for Commercial Arbitration for four consecutive years (2010-2013)
Member of the “Leaders" Quadrant in Gartner's "Magic Quadrant for e-Discovery Software" Report for 2013
Recognized as an industry leader in legal software and service offerings in the 2013 National Law Journal reader rankings
Named to KMWorld magazine’s 100 Companies That Matter in Knowledge Management list in March 2013
#1 Communications Advisor in Mergermarket League Tables of PR Advisers in Global M&A by deal volume as of June 30, 2013
Named Corporate Agency of the Year by The Holmes Report in April 2012

2013 Growth Catalysts
Uptick in the pace of M&A activity
Currently have strong levels of M&A-related “first look” and “second request” retentions
M&A touches every business segment -- resulting in opportunities for material revenue increases
Restructuring and investigations opportunities in Europe and Asia Pacific
Investments made to enhance our restructuring, global risk and investigations, anticorruption, compliance, valuation and remediation practices
Opportunities for Corporate Finance/Restructuring services in Australia
Attractive macro drivers in Asia Pacific and Latin America
China's new leadership plans to boost spending to support economic recovery
Opportunities for our construction solutions offering in Brazil ahead of the 2014 World Cup and 2016 Olympic Games
FTI Consulting is focused on industries facing disruption or change
Need for business advisory services in the ever-changing healthcare industry
Demand globally for energy services irrespective of macroeconomic backdrop
Insurance industry undergoing transformative changes resulting from new and emerging risks and opportunities
Regulatory change is creating opportunities with financial institutions
Demand for FTI
Consulting’s
services and
expertise is
expected to be
driven by
multiple
catalysts in
2013

FTI Consulting’s Financial Position is Strong
Significant cash flow generation
$92.6 million in cash and cash equivalents on the balance sheet as of June 30, 2013
Leverage as of June 30, 2013 – less than 3:1
Balanced capital deployment aimed at value enhancing initiatives for stockholders
Maintain market leadership positions, impressive credentials and established reputation by investing in talent
Investments in R&D and innovation should drive organic growth
Acquisition strategy focused on building attractive, sustainable businesses
Analyzing infrastructure to identify cost saving opportunities
$250 million stock buyback program authorized in June 2012
Completed debt refinancing transactions in November 2012 resulting in decreased interest rate, longer maturity profile and increased access to capital
Portfolio
investments,
coupled with
continued cash
generation and
operational
discipline --
demonstrated in
financial results

Pre-Deal Preparation and Evaluation
Due Diligence
M&A Lifecycle
Pre-Close Planning
Post-Close Planning
Post-Close Execution

Case Study: M&A Lifecycle and
FTI Consulting’s Integrated Service Offering
Working Capital Improvement
Dashboard & Financial Performance Management
Testing, Design & Implementation of Internal Controls
Employee Outreach & Engagement
M&A Digital/Social Media Strategies
Media Relations
Investor Relations
First Look Services
Antitrust & Competition Economics
Investment Thesis Development
Investigative Due Diligence & Integrity Investigations
Emerging Market Entry Analysis, Political & Corruption Index Assessments
Merger Integration Services
Interim Management
Performance Improvement Services
Post-Acquisition Disputes
Purchase Price Dispute Services
Global Risk & Investigation Services
Compliance Monitoring & Remediation Services
Post-Merger Communication Implementation
Change Management Communications
Valuation Services
Buyer Services
Seller Services
Lender Services
M&A Fraud Services
Intellectual Property Valuation & Protection
Transactional Due Diligence
System Audits/IT Due Diligence
Compliance & Accounting Internal Controls Reviews
Foreign Bribery & Corruption Risk Assessments
Subsidiary, Joint Venture & Controlled Entity Investigations
E-discovery
Carve-Out Assistance
Event Readiness
Tax Services
Second Requests
M&A Communications
Proxy Communications
Corporate Finance/Restructuring
Economic Consulting
Technology
Strategic Communications
Forensic Litigation and Consulting

Case Study: Cross–Segment Engagements
FTI Consulting has established a global platform with deep expertise and broad capabilities
FTI Consulting leverages this platform by presenting integrated solutions to current and potential clients as one firm
Cross-segment engagements demonstrate a more robust, solutions-based go-to-market strategy
Our clients’ problems, more often than not, require services provided by more than one of our business segments
Clients that face the most complex and critical situations want an integrated FTI Consulting team, a team that has the right combination of skills to solve multiple problems
FTI Consulting’s biggest and most profitable projects are cross-segment engagements
In 2012, all of FTI Consulting’s top ten engagements were cross-segment engagements, with many of them involving three or more business segments
Our top ten clients represent multiple industries and include Fortune 500 companies, the world’s most prestigious law firms and the world’s top bank holding companies
Expect cross-
segment
engagements to
bolster FTI
Consulting’s
organic growth,
brand visibility
and reputation

Financials * * * * * * * *

Second Quarter 2013 Results
Quarter Ended June 30,
2013 (unaudited) 2012 (unaudited)
Revenues $414,613 $396,243
Direct cost of revenues 259,528 248,220
Selling, general & administrative expense 96,325 92,460
Special charges - 26,782
Acquisition-related contingent consideration (7,452) (3,541)
Amortization of other intangible assets 5,953 5,490
354,354 369,411
Operating income 60,259 26,832
Other income (expense)
Interest income & other (387) (363)
Interest expense (13,071) (15,195)
(13,458) (15,558)
Income before income tax provision 46,801 11,274
Income tax provision 23,315 3,527
Net income $23,486 $7,747
Earnings per common share – basic $0.60 $0.19
Weighted average common shares outstanding – basic 39,413 40,592
Earnings per common share – diluted $0.58 $0.18
Weighted average common shares outstanding – diluted 40,293 42,074
Other Comprehensive income (loss), net of tax:
Foreign currency translation adjustments, net of tax $0
(11,714) (10,960)
Other comprehensive income (loss), net of tax (11,714) (10,960)
Comprehensive income (loss) $11,772 ($3,213)
($ in thousands, except per share data)

Year To Date 2013 Results
Six Months Ended June 30,
2013 (unaudited) 2012 (unaudited)
Revenues $821,791 $791,471
Direct cost of revenues 518,008 493,838
Selling, general & administrative expense 192,972 195,049
Special charges 427 26,782
Acquisition-related contingent consideration (6,721) (2,984)
Amortization of other intangible assets 11,517 11,007
716,203 723,692
Operating income 105,588 67,779
Other income (expense)
Interest income & other 550 2,919
Interest expense (25,786) (30,399)
(25,236) (27,480)
Income before income tax provision 80,352 40,299
Income tax provision 33,186 14,121
Net income $47,166 $26,178
Earnings per common share – basic $1.20 $0.65
Weighted average common shares outstanding – basic 39,272 40,475
Earnings per common share – diluted $1.17 $0.61
Weighted average common shares outstanding – diluted 40,456 42,672
Other Comprehensive income (loss), net of tax:
Foreign currency translation adjustments, net of tax $0
(27,223) 1,889
Other comprehensive income (loss), net of tax (27,233) 1,889
Comprehensive income (loss) $19,943 $28,067
($ in thousands, except per share data)

Second Quarter 2013 Results: Segment Performance
($ in thousands, except headcount data)
Quarter Ended June 30, 2013
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue Utilization
(4)
Average
Billable
Rate
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$96,714 $24,123 24.9% 62% $416 718
Forensic & Litigation Consulting
(3)
105,120 20,693 19.7% 67% $307 969
Economic Consulting 111,014 20,803 18.7% 82% $505 499
Technology
(2)
51,196 16,888 33.0% N/M N/M 285
Strategic Communications
(2)
50,569 5,219 10.3% N/M N/M 611
Total $414,613 $87,726 21.2% 3,082
Unallocated Corporate Expenses (13,498)
Adjusted EBITDA
(1)
$74,228 17.9%
Quarter Ended June 30, 2012
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue Utilization
(4)
Average
Billable
Rate
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$96,187 $27,296 28.4% 75% $413 596
Forensic & Litigation Consulting
(3)
106,256 19,542 18.4% 68% $306 930
Economic Consulting 99,455 18,491 18.6% 80% $496 467
Technology
(2)
47,697 12,849 26.9% N/M N/M 311
Strategic Communications
(2)
46,648 4,970 10.7% N/M N/M 599
Total $396,243 $83,148 21.0% 2,903
Unallocated Corporate Expenses (16,532)
Adjusted EBITDA
(1)
$66,616 16.8%
16
(1) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our
GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).  See also our reconciliation of GAAP to non-GAAP financial measures.
(2)The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours.  Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric.
(3)  Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate Finance/Restructuring segment and our
Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment. Prior period Corporate
Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.
(4) 2013 and 2012 utilization and average bill rate calculations for our Corporate Finance/Restructuring, Forensic and Litigation Consulting, and Economic Consulting segments were updated to reflect the realignment of certain practices as well as information related to non-U.S. operations that was not previously available.

Year To Date 2013 Results: Segment Performance
($ in thousands, except headcount data)
Six Months Ended June 30, 2013
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue Utilization
(4)
Average
Billable
Rate
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$195,794 $43,208 22.1% 66% $412 718
Forensic & Litigation Consulting
(3)
205,844 33,504 16.3% 65% $314 969
Economic Consulting 226,208 46,997 20.8% 86% $501 499
Technology
(2)
97,900 30,604 31.3% N/M N/M 285
Strategic Communications
(2)
96,045 8,773 9.1% N/M N/M 611
Total $821,791 $163,086 19.8% 3,082
Unallocated Corporate Expenses (29,532)
Adjusted EBITDA
(1)
$133,554 16.3%
Six Months Ended June 30, 2012
Revenues
Adjusted
EBITDA
(1)
Adjusted
EBITDA
(1)
as a % of
Revenue Utilization
(4)
Average
Billable
Rate
(4)
Revenue-
Generating
Headcount
Corporate Finance/Restructuring
(3)
$193,061 $51,468 26.7% 77% $413 596
Forensic & Litigation Consulting
(3)
209,891 34,211 16.3% 74% $304 930
Economic Consulting 199,507 36,915 18.5% 83% $483 467
Technology
(2)
97,357 26,064 26.8% N/M N/M 311
Strategic Communications
(2)
91,655 9,499 10.4% N/M N/M 599
Total $791,471 $158,157 20.0% 2,903
Unallocated Corporate Expenses (37,581)
Adjusted EBITDA
(1)
$120,576 15.2%
17
(1) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges. Amounts presented in the Adjusted
EBITDA column for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’sability to generate cash.We alsobelieve that thesemeasures, when considered togetherwith ourGAAP financial results,provide managementand investorswitha more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges. In addition, EBITDA isa common alternativemeasureofoperating performance usedbymanyofour competitors.It is used by investors, financialanalysts, rating agencies andothers to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).  See also our reconciliation of GAAP to non-GAAP financial measures.
(2)The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours.  Accordingly, utilization and average billable rate metrics are notpresented as they are not meaningful as a segment-wide metric.
(3)  Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate
Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and
Litigation Consulting reportable segment. Prior period CorporateFinance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.
(4) 2013 and 2012 utilizationand average bill rate calculations forour CorporateFinance/Restructuring,Forensicand LitigationConsulting,and EconomicConsulting segmentswere updated to reflect the realignment of certain practicesas wellas information related to non-U.S. operations that was not previously available.

Appendix

Second Quarter 2013: Reconciliation of non-GAAP Financial
Measures
($ in thousands, except per share data)
Quarter Ended June 30,
2013 2012
Net Income $23,486 $7,747
Add back:
Special charges, net of tax effect (1) - $17,320
Adjusted Net Income (2) $23,486 $25,067
Earnings per common share – diluted $0.58 $0.18
Add back:
Special charges, net of tax effect (1) - $0.42
Adjusted earnings per common share – diluted (2) $0.58 $0.60
Weighted average number of common shares outstanding – diluted 40,293 42,074
19
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rates for the adjustments for the three months ended June 30, 2013 was 40.7%, and the adjustment was 35.3% for the three June 30, 2012. The tax expense related to the adjustments for the three months ended June 30, 2013 was $0.2 million with no impact on diluted earnings per share. The tax expense for the three months ended June 30, 2012 was $9.5 million or $0.22 impact on diluted earnings per share.
(2)  We define Adjusted Net Income and Adjusted Earnings per Diluted Share as net income and earnings per diluted share, respectively, excluding the impact of special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted Earnings per Diluted Share. Management uses Adjusted Earnings per Diluted Share to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of special charges, goodwill impairment charges and losses on early extinguishment of debt. Adjusted
EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).  See also our reconciliation of GAAP to non-GAAP financial measures.

Year To Date 2013: Reconciliation of non-GAAP Financial
Measures
($ in thousands, except per share data)
Six Months Ended June 30,
2013 2012
Net Income $47,166 $26,178
Add back:
Special charges, net of tax effect (1) $253 $17,320
Adjusted Net Income (2) $47,419 $43,498
Earnings per common share – diluted $1.17 $0.61
Add back:
Special charges, net of tax effect (1) - $0.41
Adjusted earnings per common share – diluted (2) $1.17 $1.02
Weighted average number of common shares outstanding – diluted 40,456 42,672
20
(1) The tax effect takes into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). As a result, the effective tax rates for the adjustments for the six months ended June 30, 2013 was 40.7%, and the adjustment was 35.3% for the six months ended June 30, 2012. The tax expense related to the adjustments for the six months ended June 30, 2013 was $0.2 million with no impact on diluted earnings per share. The tax expense for the six months ended June 30, 2012 was
$9.5 million or $0.22 impact on diluted earnings per share.
(2)  We define Adjusted Net Income and Adjusted Earnings per Diluted Share as net income and earnings per diluted share, respectively, excluding the impact of special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted Earnings per Diluted Share.
Management uses Adjusted Earnings per Diluted Share to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of special charges, goodwill impairment charges and losses on early extinguishment of debt. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies.  These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income (Loss).  See also our reconciliation of GAAP to non-GAAP financial measures.

Second Quarter 2013: Reconciliation of Net Income and
Operating Income to Adjusted EBITDA
($ in thousands)
Quarter Ended June 30, 2013
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting Technology
Strategic
Communications
Unallocated
Corporate
Expenses Total
Net Income
$23,486
Interest Income and other
Interest expense
Income tax provision
387
13,071
23,315
Operating Income (loss)
(1)
$21,436 $19,177 $19,530 $11,292 $3,394 ($14,570) 60,259
Depreciation and amortization
Amortization of other intangible assets
855
1,832
937
579
863
410
3,611
1,985
678
1,147
1,072
0
8,016
5,953
Adjusted EBITDA
(2)
$24,123 $20,693 $20,803 $16,888 $5,219 ($13,498) $74,228
21
Quarter Ended June 30, 2012
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting Technology
Strategic
Communications
Unallocated
Corporate
Expenses Total
Net Income
$7,747
Interest Income and other
Interest expense
Income tax provision
363
15,195
3,527
Operating Income (loss)
(1)
$14,520 $10,201 $16,551 $4,757 ($1,370) ($17,827) 26,832
Depreciation and amortization
Amortization of other intangible assets
Special charges
775
1,440
10,561
1,025
508
7,808
724
398
818
3,142
1,984
2,966
669
1,160
4,511
1,177
0
118
7,512
5,490
26,782
Adjusted EBITDA
(2)
$27,296 $19,542 $18,491 $12,849 $4,970 ($16,532) $66,616
(1) We define Segment Operating Income as a segment’s share of consolidated operating income. We define Total Segment Operating Income as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA.
(2) We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, special charges and goodwill impairment charges.
Amounts presented in the Adjusted EBITDA row for each segment reflect the segments' respective Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, special charges and goodwill impairment charges. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAA
P financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of special charges and goodwill impairment charges. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Adjusted EBITDA and Adjusted Segment EBITDA are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Condensed Consolidated Statements of Comprehensive Income
(Loss). See also our reconciliation of GAAP to non-GAAP financial measures.
(3) Effective in the first quarter of 2013, we modified our reportable segments to reflect changes in how we operate our business and the related internal management reporting. The Company’s healthcare and life sciences practices from both our Corporate Finance/Restructuring segment and our Forensic and Litigation Consulting segment have been combined under a single organizational structure. This single integrated practice, our health solutions practice, is now aggregated in its entirety within the Forensic and Litigation Consulting reportable segment. Prior period Corporate Finance/Restructuring and Forensic and Litigation Consulting segment information has been reclassified to conform to the current period presentation.
.

Year To Date 2013: Reconciliation of Net Income and
Operating Income to Adjusted EBITDA
($ in thousands)
Six Months Ended June 30, 2012
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting Technology
Strategic
Communications
Unallocated
Corporate
Expenses Total
Net Income
$26,178
Interest Income and other
Interest expense
Income tax provision
(2,919)
30,399
14,121
Operating Income (loss)
(1)
$36,464 $23,298 $33,871 $12,958 $1,287 ($40,099) 67,779
Depreciation and amortization
Amortization of other intangible assets
Special charges
1,565
2,878
10,561
2,081
1,024
7,808
1,429
797
818
6,164
3,976
2,966
1,369
2,332
4,511
2,400
0
118
15,008
11,007
26,782
Adjusted EBITDA
(2)
$51,468 $34,211 $36,915 $26,064 $9,499 ($37,581) $120,576
Six Months Ended June 30, 2013
Corporate
Finance /
Restructuring (3)
Forensic and
Litigation
Consulting (3)
Economic
Consulting Technology
Strategic
Communications
Unallocated
Corporate
Expenses Total
Net Income
$47,166
Interest Income and other
Interest expense
Income tax provision
(550)
25,786
33,186
Operating Income (loss)
(1)
$38,135 $30,279 $44,525 $19,374 $5,121 ($31,846) 105,588
Depreciation and amortization
Amortization of other intangible assets
Special charges
1,622
3,383
68
1,961
1,091
173
1,668
808
(4)
7,246
3,970
14
1,323
2,265
64
2,202
0
112
16,022
11,517
427
Adjusted EBITDA
(
2)
$43,208 $33,504 $46,997 $30,604 $8,773 ($29,532) $133,554
22
(1) We defineSegment OperatingIncome asa segment’s shareof consolidatedoperating income. We define Total Segment OperatingIncome as the totalof Segment Operating Income forall segments, which excludes unallocated corporate expenses. We use Segment Operating Income for thepurpose of calculatingAdjusted Segment EBITDA.
(2) We defineAdjusted EBITDAas consolidated net incomebefore income taxprovision,other non-operating income (expense),depreciation, amortizationof intangible assets, special chargesand goodwill impairment
charges.Amounts presentedin the AdjustedEBITDA row foreach segment reflect the segments' respective Adjusted SegmentEBITDA. We defineAdjusted Segment EBITDAas a segment’s share of consolidated operating income before depreciation,amortizationofintangible assets, special chargesand goodwillimpairment charges.We use AdjustedSegmentEBITDA tointernally evaluate the financialperformance ofour segments because webelieve it isa useful supplemental measurewhich reflects current coreoperating performanceand provides anindicator of the segment’s ability to generate cash. Wealso believe that these measures,when considered together withourGAAP financial results, providemanagement andinvestors with amore completeunderstandingofouroperating results,including underlying trends,byexcluding theeffectsof special chargesand goodwill impairment charges.Inaddition, EBITDA is a common alternativemeasure of operatingperformanceused by many ofour competitors. Itis usedbyinvestors, financial analysts, ratingagenciesand others to value and compare the financialperformanceof companiesin our industry. Therefore,wealsobelieve that thesemeasures, consideredalongwith corresponding GAAPmeasures, providemanagement andinvestors with additional information for comparison of our operating results to theoperating resultsofother companies.Adjusted EBITDA andAdjusted Segment EBITDAarenotdefinedin the samemanner by all companies andmay not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures shouldbe consideredinaddition to, but notas a substitute for or superior to, the information contained in our
Condensed Consolidated Statementsof ComprehensiveIncome (Loss). Seealso our reconciliationofGAAP tonon-GAAP financialmeasures.
(3) Effective in the first quarter of2013, wemodified our reportable segments to reflect changesinhowweoperateourbusinessand the relatedinternalmanagement reporting. The Company’shealthcareand life sciences practices from both our Corporate Finance/Restructuring segmentand our Forensic and Litigation Consulting segment have been combinedunder a singleorganizational structure. This single integratedpractice,ourhealth solutions practice, is nowaggregated in its entirety within theForensic and Litigation Consulting reportable segment. Priorperiod CorporateFinance/Restructuringand Forensic and Litigation Consulting segmentinformation hasbeen reclassified to conform to the current periodpresentation.

Critical Thinking at the Critical Time ™